SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 18, 2002

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements, pro forma financial information and exhibits, if any, are being provided as part of this report in accordance with the instructions to this item.

         (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                None.

         (b)    PRO FORMA FINANCIAL INFORMATION.

                None.

         (c)    EXHIBITS.

                99.1 Web site investor presentation

ITEM 9. REGULATION FD DISCLOSURE.

          Alliance Data Systems Corporation is furnishing this investor presentation that will be available via its web site, http://www.alliancedatasystems.com, beginning January 18, 2002. The presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: January 18, 2002	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Web site presentation